SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 9, 2001
                      ------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                          Delaware 001-8368 51-0228924
                  (State of (Commission File No.) (IRS Employer
                       Incorporation) Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On July 9, 2001 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Press Release issued July 9, 2001 (Filed herewith.)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAFETY-KLEEN CORP.



Date:  July 10, 2001                By:  /s/ Henry H. Taylor
                                       --------------------------------------
                                       Henry H. Taylor
                                       Senior Vice President, General Counsel
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release issued July 10, 2001 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                      Media Contacts: John Kyte, Wade Gates
July 9, 2001                                                        803-933-4224

SAFETY-KLEEN ISSUES YEAR 2000 FINANCIAL STATEMENTS, RESTATES 1997 - 1999 FINANCIAL RESULTS

COLUMBIA, SC - Safety-Kleen Corp. today announced that it has filed with the Securities and Exchange Commission consolidated financial statements for fiscal year 2000, and restated consolidated financial statements for fiscal years 1997
- 1999. The statements reflect an overall reduction in previously reported earnings of approximately $534 million for fiscal years 1997 - 1999, and a loss of approximately $833 million in fiscal year 2000. (See attached chart.)

Safety-Kleen announced in March 2000 that it had discovered accounting irregularities in some previously filed financial statements, which led to the withdrawal by its former independent public accountant, PricewaterhouseCoopers LLP, of its reports on Safety-Kleen's consolidated financial statements for fiscal years 1997 - 1999. The Company filed for protection under Chapter 11 of the U.S. Bankruptcy Code on June 9, 2000 (District of Delaware Case No. 00-2303).

Since that time, the Company has undertaken a comprehensive internal review of the prior reported financial results and accounting practices for those years, and Arthur Andersen LLP, the Company's new independent public accountant, has audited the results of that review and the Company's fiscal year 2000 financial statements.

"It is unfortunate that the accounting irregularities occurred, and we deeply regret the negative impact this has had on so many people," said Safety-Kleen Chairman and Chief Executive Officer David E. Thomas, Jr. "Our new management team has worked hard during the past year to re-establish the confidence of our customers, vendors, regulators and employees."

"Looking forward," Thomas said, "we expect Safety-Kleen to remain a viable commercial enterprise. We have sufficient credit and cash on hand to meet current operating, capital and environmental liability requirements, and we will negotiate additional financing if required. Our employees remain loyal and dedicated to providing high-quality service and, as a result, we have kept our industry-leading customer base and market share."

Thomas also noted that the Company has installed a new senior management team, and that team has begun upgrading Safety-Kleen's information systems, strengthening the Company's internal controls in order to maintain tight standards over operations and service levels, and putting in place controls and procedures to ensure the integrity of its financial data in the future.

A complete copy of Safety-Kleen's Form 10K/A for fiscal 2000 as filed with the SEC is available on line at www.safety-kleen.com.

                                     -more-

Private Securities Litigation Reform Act:
----------------------------------------
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with emergence from Chapter 11 bankruptcy protection; continued
productive relations with creditors; resolution of outstanding financial assurance issues; the continued availability of credit; changes in demand for the Company's services; and competition.

                                       ###


                               SAFETY-KLEEN CORP.

                             Selected Financial Data

           Fiscal Year 2000 and 1997 - 1999 Restated Financial Results

                   ($ in thousands, except per share amounts)
                                                                                  Restated
                                                                 ------------------------------------------
Year Ended August 31                                2000            1999            1998            1997
===========================================================================================================
Revenues                                         $1,586,273      $1,624,038      $1,172,731        $641,945
Operating (loss) income before depreciation,
    amortization and impairment and other
    charges (EBITDA                                $(87,697)       $175,129        $168,919         $25,670
Operating (loss) income                           $(620,170)         $6,876         $(2,223)      $(294,749)
Loss before extradorinary items                   $(833,191)       $223,155)       $(84,428)      $(301,544)
Loss per share before
    extradorinary items
    Basic                                            $(8.27)         $(2.52)         $(1.35)         $(8.74)
    Diluted                                          $(8.27)         $(2.52)         $(1.35)         $(8.74)
Total assets                                     $3,131,868      $3,635,314      $3,869,475      $1,513,741
Long-term debt                                           $0         $24,792         $15,700         $15,700
Dividends per common share                            $0.00           $0.00           $0.00           $0.00
Weighted average common stock
    outstanding, basic and diluted (000's)          100,725          88,537          62,322          34,508



                                      1997 - 1999 As Previously Reported

                                 ($ in thousands, except per share amounts)

                                                                                Previously Stated
                                                                 ------------------------------------------
Year Ended August 31                                                   1999            1998            1997
===========================================================================================================
Revenues                                                         $1,685,948      $1,185,473        $678,619
Operating (loss) income before depreciation,
    amortization and other charges (EBITDA)                        $480,785        $279,274        $120,489
Operating (loss) income                                            $344,783        $120,392       $(264,714)
(Loss) income before extraordinary items                           $103,912         $11,488       $(183,432)
(Loss) income per share before
    extraordinary items
    Basic                                                             $1.17           $0.18          $(5.32)
    Diluted                                                           $1.03           $0.18          $(5.32)
Total assets                                                     $4,366,804      $4,468,895      $1,610,878
Long-term debt                                                   $1,882,371      $2,203,164        $878,010
Dividends per common share                                            $0.00           $0.00           $0.00
Weighted average common stock
    outstanding, basic (000's)                                       88,537          62,322          34,508
Weighted average common stock
    outstanding, diluted (000's)                                    111,645          62,322          34,508
